UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04119

T. Rowe Price High Yield Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2020

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

U.S. High Yield Fund	November 30, 2020
TUHYX	Investor Class
TUHAX	Advisor Class
TUHIX	I Class

T. ROWE PRICE U.S. HIGH YIELD FUND

HIGHLIGHTS

■	The U.S. High Yield Fund posted a strong 9.72% gain in the six months ended November 30, 2020. The fund slightly underperformed the ICE BofA US High Yield Constrained Index and its Lipper peer group average.

■	Overall, our overweight to lower credit rating tiers and an underweight to higher credit quality bonds benefited relative performance. Credit selection and industry allocation decisions were neutral contributors to relative performance.

■	We actively monitored and adjusted our credit tier positioning as the coronavirus pandemic unfolded.

■	We believe that the high yield asset class still presents a favorable risk/ reward proposition over the next 12 months.

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CIO Market Commentary

Dear Shareholder

Nearly all major stock and bond indexes produced positive results during the first half of your fund’s fiscal year, the six-month period ended November 30, 2020, as markets recovered from the steep sell-off in February and March. Extraordinary fiscal and monetary support from global governments and central banks helped spur the rebound, although the pandemic continued to pose significant public health and economic challenges.

In the U.S., the large-cap Dow Jones Industrial Average and S&P 500 Index reached record highs, as did the technology-heavy Nasdaq Composite Index—a result that few would have predicted in late March after the benchmarks tumbled more than 30% in response to the initial spread of the coronavirus. Large-cap information technology and internet-related firms that benefited from the work-from-home environment led the rebound. However, a series of announcements in November about successful vaccine trials raised hopes for a broader recovery in 2021 and boosted some sectors that had been beaten down in the initial phases of the pandemic. Meanwhile, former Vice President Joe Biden’s victory in the presidential election led to a reduction in political uncertainty.

In the S&P 500, industrials and materials were the top performers, and the consumer discretionary and technology sectors also recorded very strong results. Energy companies rallied late in the period as oil prices rose, but the sector still finished with negative results. Growth stocks outperformed their value counterparts, and a late surge helped smaller-cap shares finish the period with stronger results than larger companies.

Most equity markets outside the U.S. also performed well. Emerging markets outpaced developed markets, and Asian shares were among the top performers as China and other countries in the region proved successful in controlling the coronavirus. A weaker U.S. dollar generally supported returns for U.S. investors in foreign securities.

Within the fixed income universe, intermediate- and longer-term Treasury yields ticked higher during the period but remained very low by historical standards, a factor that encouraged investors to seek out riskier securities with higher return potential. High yield bonds were especially strong as investors grew less risk averse, allowing the market to absorb heavy new issuance and the arrival of numerous “fallen angels,” or issuers that lost their investment-grade credit rating. Emerging markets bonds and investment-grade corporate debt also performed well amid the search for yield, while Treasuries recorded modest losses. (Bond prices and yields move in opposite directions.)

The firm response by governments and central banks around the world was a key factor in supporting the economic and market recovery. In the U.S., the federal government’s relief package totaled $2.4 trillion, or over 11% of gross domestic product (GDP), while the Federal Reserve cut interest rates close to zero in March and purchased massive amounts of government, mortgage-backed, and corporate bonds during the period to stimulate the economy and increase liquidity in the fixed income market.

Boosted by the stimulus, GDP increased 33.1% in the third quarter, according to the latest estimates, erasing much of the steep decline suffered in the first half of the year. However, there were signs that the recovery was slowing as the fiscal impact of the pandemic relief programs began to fade and coronavirus cases surged again in the U.S. and Europe in the fall. By October, retail sales and payroll growth had slowed to their lowest levels since the rebound began in the spring. Negotiations for a renewed stimulus effort in the U.S. continued at the end of the period.

We are hopeful that the distribution of vaccines will bring about an eventual return to normalcy in the coming year, but many uncertainties remain. The economic effects of the pandemic are likely to echo for some time, and the recovery could be markedly uneven across countries, industries, and individual companies. In this environment, we believe strong fundamental analysis and skilled active security selection will remain critical components of investment success.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks total return and, secondarily, current income.

FUND COMMENTARY

How did the fund perform in the past six months?

The U.S. High Yield Fund returned 9.72% in the six-month period ended November 30, 2020. The fund slightly underperformed its benchmark, the ICE BofA US High Yield Constrained Index, and the Lipper peer group average. (Returns for Advisor and I Class shares may vary, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The fund’s strongest relative performance drivers were an overweight to lower credit rating tiers and an underweight to higher credit quality rated bonds. Security selection was neutral, overall, but particularly good among bonds rated B and BB, which account for 63% of the portfolio’s total net assets. Our exposure to higher-quality positions within the CCC tier modestly detracted as the bulk of the rally within the tier occurred in the more distressed segments. These lower-rated bonds underperformed during the initial stages of the coronavirus pandemic but rebounded strongly during the last month of the reporting period. Our leveraged loan (also known as bank debt) holdings generated positive returns but were a negligible performance detractor. We held less than 3% in loans, on average, during the reporting period.

On an industry basis, the fund’s top relative performance contributors were telecommunications (overweight), media (underweight), and utilities (underweight). Our best individual company contributors came from a cross section of industries. The Advisor Group performed well after the announcement of strong earnings and a successful acquisition integration. United Air Lines, another top contributor, benefited from the rebound in airline debt as it became apparent that a coronavirus vaccine was close to approval. Cleveland Cliffs, a steel producer, benefited from a timely acquisition at an attractive price. Comstock Resources, a natural gas producer, surged toward the end of the reporting period as the energy sector rebounded strongly. The energy sector outperformed within the U.S. high yield market by over 300 basis points (3.00 percentage points) during the reporting period. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio).

The industries that hurt our relative results included energy, retail, and consumer products. The relative underperformance in energy was due to a more conservative positioning in the exploration and production segment. While energy detracted from relative performance, the industry was a significant absolute performance contributor during the six-month period. Over longer periods, we have added value by avoiding many of the energy issuers that defaulted, which spotlights the importance of our independent credit research. Outside of energy, other detractors included Golden Nugget, a restaurant and gaming company that has been impacted by the shutdowns, and Sigma Holdco (Upfield), a food company that undertook a debt-financed acquisition during the reporting period.

How is the fund positioned?

We actively monitored and adjusted our credit tier positioning as the pandemic unfolded. Early in the reporting period, we significantly increased the portfolio’s credit risk through additions to lower-rated bonds and coronavirus-impacted sectors. Toward the end of the period, we looked to reverse this strategy as credit spreads tightened toward historical averages. At the end of the reporting period, our fund had a roughly 50-basis-point premium to the benchmark as measured by yield and spread.

In the lower-rated tier, we remained focused on owning the highest-quality bonds and have remained extremely selective. We hold approximately 25 of the 300 issues in the benchmark. We believe that many of these bonds (23% of assets) have stable to improving credit metrics and the potential for the rating agencies to upgrade them in the next few years. We have attempted to avoid distressed issuers, especially in the energy industry.

BB rated bonds, at 29% of assets, represent a substantial underweight versus the benchmark’s 55% allocation. The index’s BB weighting increased recently due to the high volume of fallen angels (bonds downgraded into the high yield market from investment grade) caused by pandemic-related downgrades. We view leveraged loans as a viable instrument in our toolkit; our weighting at the end of the period was 8%, up from 1% at the end of May. We remain cognizant of the risks facing the asset class, including low interest rates, lax covenants, and ratings downgrades. Although bank debt stands at the top of the corporate capital structure, we are just as selective in screening loan issuers as high yield bond issuers.

Our industry weights did not change materially in the six-month reporting period other than an increase in the energy exploration and production segment and several coronavirus-impacted segments, such as lodging, leisure, airlines, cruise ships, and retail. We intend to remain underweight in banking and financial services. We also remain underweight in technology, as many of the issuers are heavily indebted software companies and businesses involved in leveraged buyouts.

Energy remains the largest industry in the high yield market. Our conservative positioning in this sector has been a longtime relative performance contributor. Within the industry, we find the most compelling ideas in pipelines, distribution, and refiners. We don’t expect our industry weights to change materially in the current market environment, although we intend to gradually reduce our holdings in coronavirus-related issuers that have been good contributors over the past six months. As always, we remain diligent and flexible in our positioning, and we intend to seize opportunities as they arise.

What is portfolio management’s outlook?

The pandemic caused us to reshape our positioning and outlook, as it presented us with a variety of attractive investment opportunities. While we acknowledge that the economy will take time to recover and that volatility and illiquidity will be persistent factors, the vaccination initiative should benefit investor sentiment.

We believe that this asset class still presents a favorable risk/reward proposition over the next 12 months. Our view is that the recovery will be much quicker than from the global financial crisis (GFC) in 2008–2009. We are mindful that the main differences between now and then are that the economy was as strong as it had ever been coming into the pandemic, the amount of fiscal and monetary stimulus is already much larger than during the GFC, and the unemployment spike should be temporary. Spread levels in the high yield market are now below historical averages, and, as such, we believe it is prudent to enhance credit quality positioning. We believe that over the coming year income generation will represent a larger portion of total return than price appreciation.

We also maintain a healthy respect for the risk factors facing the high yield market, including rising defaults, liquidity, and volatility. Another risk is the success of the various vaccines, their adoption rates, and the impact on risk sentiment. A more subtle risk is creeping inflation and the prospect for higher interest rates. We are also mindful that most high yield energy producers are barely breaking even in today’s oil and gas price regime. However, one of the key risks that has abated since our May 31 shareholder letter is the ability for high yield issuers to access the capital markets. The year 2020 will set a record for high yield new issuance. As always, our deep and talented research team is working tirelessly to identify these risks and address them as they arise, with prudent portfolio construction and rigorous credit selection.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered to be speculative investments. Bank loans may at times become difficult to value and highly illiquid; they are subject to credit risk, such as nonpayment of principal or interest, and risks of bankruptcy and insolvency.

Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. These risks are heightened for the fund’s investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to sales proceeds for foreign investors.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2020 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST ISSUERS

	Percent of Net Assets 11/30/20
Targa Resources Partners LP/Targa Resources Partners Finance	1.9%
Ford Motor Credit Co. LLC	1.9
MGM Resorts International	1.7
H&E Equipment Services	1.7
IRB HOLDING CORP.	1.7
Level 3 Financing	1.5
Macy's	1.5
Sinclair Television Group	1.5
Tutor Perini	1.4
Occidental Petroleum	1.4
Allegheny Technologies	1.4
CNX Resources	1.4
Nexstar Broadcasting	1.3
Clear Channel Communications	1.2
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics	1.2
Windstream Escrow LLC/Windstream Escrow Finance	1.2
Tenet Healthcare	1.2
LCPR Senior Secured Financing DAC	1.2
Sigma Holdco BV	1.2
CVR Partners LP/CVR Nitrogen Finance	1.0
Clarios Global LP/Clarios US Finance	1.0
Avaya	1.0
Rolls-Royce	1.0
Hilcorp Energy I LP/Hilcorp Finance	1.0
Comstock Resources	1.0
Total	**33.5%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio. Holdings of the issuers are combined and may be shown in the portfolio of investments under their subsidiaries.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER- END RETURNS

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

November 30, 2020 (Unaudited)

PORTFOLIO OF INVESTMENTS‡	Par/Shares	$ Value
(Amounts in 000s)		
CORPORATE BONDS 84.4%		
AUTOMOTIVE 2.9%		
Clarios Global, 8.50%, 5/15/27 (1)	4,021	4,328
Ford Motor Credit, 3.815%, 11/2/27	4,255	4,301
Ford Motor Credit, 5.113%, 5/3/29	3,275	3,530
		12,159
BASIC INDUSTRY 7.9%		
Allegheny Technologies, 5.875%, 12/1/27	1,940	2,018
Allegheny Technologies, 7.875%, 8/15/23	3,574	3,851
Atotech Alpha 2, 8.75%, 6/1/23 (1)(2)	2,583	2,603
Cleveland-Cliffs, 6.75%, 3/15/26 (1)	3,420	3,685
Core & Main Holdings, 8.625%, 9/15/24 (1)(2)	3,395	3,463
CVR Partners, 9.25%, 6/15/23 (1)	4,225	4,188
Element Solutions, 3.875%, 9/1/28 (1)	3,755	3,807
IAMGOLD, 5.75%, 10/15/28 (1)	3,950	3,989
Tutor Perini, 6.875%, 5/1/25 (1)	2,160	2,165
Warrior Met Coal, 8.00%, 11/1/24 (1)	3,255	3,251
		33,020
CAPITAL GOODS 4.2%		
ARD Finance, 6.50%, 6/30/27 (1)(2)	3,795	3,989
Ball, 2.875%, 8/15/30	2,693	2,650
Granite U.S. Holdings, 11.00%, 10/1/27 (1)	2,945	3,240
Rolls-Royce, 5.75%, 10/15/27 (1)	3,950	4,236
Welbilt, 9.50%, 2/15/24	3,375	3,476
		17,591
CONSUMER GOODS 1.9%		
JBS Investments II, 7.00%, 1/15/26 (1)	2,720	2,927
Sigma Holdco, 7.875%, 5/15/26 (1)	4,930	4,893
		7,820

ENERGY 12.8%		
Cheniere Energy Partners, 4.50%, 10/1/29	1,410	1,466
CNX Resources, 6.00%, 1/15/29 (1)	2,010	2,028
CNX Resources, 7.25%, 3/14/27 (1)	3,595	3,793
Comstock Resources, 9.75%, 8/15/26	3,885	4,099
CVR Energy, 5.25%, 2/15/25 (1)	330	290
CVR Energy, 5.75%, 2/15/28 (1)	1,665	1,390
Hilcorp Energy I, 5.00%, 12/1/24 (1)	3,285	3,203
Hilcorp Energy I, 5.75%, 10/1/25 (1)	950	926
Occidental Petroleum, 2.70%, 8/15/22	1,917	1,859
Occidental Petroleum, 6.375%, 9/1/28	1,030	1,044
Occidental Petroleum, 6.625%, 9/1/30	1,070	1,114
Occidental Petroleum, 8.50%, 7/15/27	1,765	1,944
PDC Energy, 5.75%, 5/15/26	4,045	4,015
Rockpoint Gas Storage, 7.00%, 3/31/23 (1)	4,215	4,057
Sunoco, 4.50%, 5/15/29 (1)	1,300	1,342
Sunoco, 5.50%, 2/15/26	2,683	2,767
Tallgrass Energy Partners, 6.00%, 3/1/27 (1)	3,585	3,536
Targa Resources Partners, 6.50%, 7/15/27	7,230	7,845
Transocean Pontus, 6.125%, 8/1/25 (1)	3,506	3,278
USA Compression Partners, 6.875%, 9/1/27	3,400	3,570
		53,566
FINANCIAL SERVICES 1.2%		
Advisor Group Holdings, 10.75%, 8/1/27 (1)	1,735	1,861
PRA Group, 7.375%, 9/1/25 (1)	2,905	3,119
		4,980
HEALTH CARE 5.1%		
DaVita, 3.75%, 2/15/31 (1)	4,000	3,980
Emergent BioSolutions, 3.875%, 8/15/28 (1)	3,535	3,588
Legacy LifePoint Health, 4.375%, 2/15/27 (1)	3,895	3,934
Ortho-Clinical Diagnostics, 7.25%, 2/1/28 (1)	4,625	4,920

Tenet Healthcare, 6.125%, 10/1/28 (1)	2,905	2,956
Tenet Healthcare, 6.875%, 11/15/31	415	426
Tenet Healthcare, 7.00%, 8/1/25	1,474	1,522
		21,326
INSURANCE 1.0%		
AssuredPartners, 7.00%, 8/15/25 (1)	3,950	4,083
		4,083
LEISURE 9.0%		
Caesars Resort Collection, 5.25%, 10/15/25 (1)	3,675	3,689
Carnival, 11.50%, 4/1/23 (1)	3,273	3,727
Hilton Domestic Operating, 4.875%, 1/15/30	600	646
Hilton Domestic Operating, 5.125%, 5/1/26	3,001	3,110
Live Nation Entertainment, 4.875%, 11/1/24 (1)	2,539	2,526
MGM Resorts International, 5.50%, 4/15/27	2,810	3,000
MGM Resorts International, 6.75%, 5/1/25	3,925	4,210
Royal Caribbean Cruises, 10.875%, 6/1/23 (1)	1,650	1,864
SeaWorld Parks & Entertainment, 9.50%, 8/1/25 (1)	3,660	3,934
Silversea Cruise Finance, 7.25%, 2/1/25 (1)	3,192	3,272
Six Flags Entertainment, 4.875%, 7/31/24 (1)	4,021	3,991
Station Casinos, 4.50%, 2/15/28 (1)	3,860	3,802
		37,771
MEDIA 7.7%		
CCO Holdings, 5.00%, 2/1/28 (1)	3,245	3,415
Clear Channel International, 6.625%, 8/1/25 (1)	1,870	1,950
Entercom Media, 7.25%, 11/1/24 (1)	1,060	1,020
iHeartCommunications, 8.375%, 5/1/27	4,895	5,189
Lions Gate Capital Holdings, 6.375%, 2/1/24 (1)	1,640	1,689
Nexstar Broadcasting, 5.625%, 7/15/27 (1)	5,105	5,424
Sinclair Television Group, 4.125%, 12/1/30 (1)	4,990	5,009
Sinclair Television Group, 5.50%, 3/1/30 (1)	1,050	1,051
Terrier Media Buyer, 8.875%, 12/15/27 (1)	3,460	3,737

Univision Communications, 9.50%, 5/1/25 (1)	3,500	3,872
		32,356
REAL ESTATE 2.6%		
Iron Mountain, 4.875%, 9/15/27 (1)	2,073	2,156
Iron Mountain, 5.00%, 7/15/28 (1)	1,450	1,508
RHP Hotel Properties, 4.75%, 10/15/27	2,150	2,128
RHP Hotel Properties, 5.00%, 4/15/23	1,215	1,215
XHR, 6.375%, 8/15/25 (1)	3,885	4,070
		11,077
RETAIL 9.6%		
Asbury Automotive Group, 4.75%, 3/1/30	495	525
Carvana, 5.625%, 10/1/25 (1)	4,070	4,090
eG Global Finance, 6.75%, 2/7/25 (1)	3,715	3,845
G-III Apparel Group, 7.875%, 8/15/25 (1)	1,935	2,095
Gap, 8.625%, 5/15/25 (1)	3,585	3,984
IRB Holding, 6.75%, 2/15/26 (1)	6,775	6,995
Lithia Motors, 4.625%, 12/15/27 (1)	2,905	3,079
Macy's, 8.375%, 6/15/25 (1)	5,575	6,070
Parkland, 5.875%, 7/15/27 (1)	2,450	2,622
PetSmart, 7.125%, 3/15/23 (1)	4,120	4,068
WW International, 8.625%, 12/1/25 (1)	2,651	2,764
		40,137
SERVICES 4.5%		
Capitol Investment Merger Sub 2, 10.00%, 8/1/24 (1)	3,765	4,010
H&E Equipment Services, 3.875%, 12/15/28 (1)	4,030	4,030
H&E Equipment Services, 5.625%, 9/1/25	3,015	3,150
Herc Holdings, 5.50%, 7/15/27 (1)	3,720	3,920
Maxim Crane Works Holdings Capital, 10.125%, 8/1/24 (1)	2,300	2,369
Stericycle, 3.875%, 1/15/29 (1)	1,200	1,254
		18,733

TECHNOLOGY & ELECTRONICS 3.3%		
Avaya, 6.125%, 9/15/28 (1)	4,010	4,221
NCR, 5.00%, 10/1/28 (1)	1,435	1,492
NCR, 5.75%, 9/1/27 (1)	2,249	2,367
Unisys, 6.875%, 11/1/27 (1)	1,420	1,539
Veritas U.S., 7.50%, 9/1/25 (1)	4,030	4,070
Xerox Holdings, 5.00%, 8/15/25 (1)	400	417
		14,106
TELECOMMUNICATIONS 8.9%		
Altice France Holding, 6.00%, 2/15/28 (1)	3,809	3,866
C&W Senior Financing, 6.875%, 9/15/27 (1)	1,000	1,081
CenturyLink, 4.50%, 1/15/29 (1)	1,405	1,433
Consolidated Communications, 6.50%, 10/1/28 (1)	1,930	2,084
DKT Finance, 9.375%, 6/17/23 (1)	3,500	3,627
LCPR Senior Secured Financing, 6.75%, 10/15/27 (1)	4,530	4,908
Level 3 Financing, 3.625%, 1/15/29 (1)	5,115	5,115
Level 3 Financing, 4.25%, 7/1/28 (1)	1,200	1,236
Sable International Finance, 5.75%, 9/7/27 (1)	2,210	2,364
Telesat Canada, 6.50%, 10/15/27 (1)	3,654	3,750
ViaSat, 6.50%, 7/15/28 (1)	3,045	3,190
Windstream Escrow, 7.75%, 8/15/28 (1)	4,870	4,907
		37,561
TRANSPORTATION 1.8%		
Delta Air Lines, 4.50%, 10/20/25 (1)	1,545	1,634
Delta Air Lines, 7.375%, 1/15/26	1,815	2,040
Teekay Offshore Partners, 8.50%, 7/15/23 (1)	1,993	1,654
United Airlines Holdings, 4.875%, 1/15/25	2,235	2,151
		7,479
Total Corporate Bonds (Cost $338,994)		**353,765**

The accompanying notes are an integral part of these financial statements.

November 30, 2020 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price High Yield Fund, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. High Yield Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks total return, and secondarily, current income. The fund has three classes of shares: the U.S. High Yield Fund (Investor Class), the U.S. High Yield Fund–Advisor Class (Advisor Class), and the U.S. High Yield Fund–I Class (I Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2020 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund invests in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

LIBOR The fund may invest in instruments that are tied to reference rates, including LIBOR. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced a decision to transition away from LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, are not known. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by a fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $300,888,000 and $246,796,000, respectively, for the six months ended November 30, 2020.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of May 31, 2020, the fund had $13,262,000 of available capital loss carryforwards.

At November 30, 2020, the cost of investments for federal income tax purposes was $421,777,000. Net unrealized gain aggregated $14,232,000 at period-end, of which $15,804,000 related to appreciated investments and $1,572,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At November 30, 2020, the effective annual group fee rate was 0.28%.

The Investor Class and Advisor Class are each subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the six months ended November 30, 2020 as indicated in the table below. Including these amounts expenses previously waived/paid by Price Associates in the amount of $217,000 remain subject to repayment by the fund at November 30, 2020. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the six months ended November 30, 2020, expenses incurred pursuant to these service agreements were $34,000 for Price Associates and $127,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended November 30, 2020, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 6 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.

These types of events may also cause widespread fear and uncertainty, and result in, among other things: quarantines and travel restrictions, including border closings; disruptions to business operations and supply chains; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The funds could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the funds, their investment advisers, and the funds’ service providers may be significantly impacted, or even temporarily halted, as a result of extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies. Recently, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price High Yield Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 19, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 19, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	January 19, 2021